Exhibit 10.6

THIRD AMENDED AND RESTATED UNIT SUBSCRIPTION AGREEMENT

This THIRD AMENDED AND RESTATED UNIT SUBSCRIPTION AGREEMENT (this “Agreement”) is made as of June 1, 2017, by and between KBL Merger Corp. IV, a Delaware corporation (the “Company”), with a principal place of business at 527 Stanton Christiana Rd., Newark, DE 19713, and the purchasers listed on Schedule A attached to this Agreement (each, a “Subscriber” and collectively, the “Subscribers”).

WHEREAS, the Company and the Subscribers entered into that certain Amended and Restated Unit Subscription Agreement, effective as of April 19, 2017 (the “Amended and Restated Agreement”), wherein the Company agreed to sell to the Subscribers on a private placement basis (the “Offering”) up to that number of Units set forth on Schedule A, which shall amount to an aggregate of 100,000 units (the “Initial Units”) of the Company, and up to an additional 15,000 units (the “Additional Units” and together with the Initial Units, the “Units”) of the Company in the event that the underwriters’ 45-day over-allotment option (“Over-Allotment Option”) is exercised in full or part, each Unit comprised of one share of common stock of the Company, par value $0.0001 per share (“Common Stock”) and one warrant to purchase one share of Common Stock (“Warrant”), for the purchase prices set forth on Schedule A, which shall amount to an aggregate purchase price of $1,000,000 (or up to $1,115,000 if the Over-Allotment Option is exercised in full), or $10.00 per Unit. The shares of Common Stock underlying the Warrants are hereinafter referred to as the “Warrant Shares.” The shares of Common Stock underlying the Units (excluding the Warrant Shares) are hereinafter referred to as the “Placement Shares.” The Warrants underlying the Units are hereinafter referred to as the “Placement Warrants.” The Units, Placement Shares, Placement Warrants and Warrant Shares, collectively, are hereinafter referred to as the “Securities.” Each Placement Warrant is exercisable to purchase one share of Common Stock at an exercise price of $11.50 per share during the period commencing on the later of (i) twelve (12) months from the date of the closing of the Company’s initial public offering of units (the “IPO”) and (ii) 30 days following the consummation of the Company’s initial business combination (the “Business Combination”), as such term is defined in the registration statement in connection with the IPO, as amended at the time it becomes effective (the “Registration Statement”), and expiring on the fifth anniversary of the consummation of the Business Combination; provided, however, that so long as the Placement Warrants are held by the Subscribers or their designees, they will not be permitted to exercise such Placement Warrants after the five year anniversary of the effective date of the Registration Statement;

WHEREAS, on May 25, 2017, the Subscribers and the Company entered into that Second Amended and Restated Unit Subscription Agreement pursuant to which the Company revised the structure of the Units to make each “Warrant” exercisable for one-half of one share of Common Stock at an exercise price of $5.75 per half share and to include one right to receive one-tenth (1/10) of one share of Common Stock (the “Rights”), the shares of Common Stock underlying the rights are hereinafter referred to as the “Rights Shares” and the Rights underlying the Units are hereinafter referred to as the “Placement Rights” The definition of “Securities” shall hereinafter include the Rights Shares and Placement Rights;

WHEREAS, the Subscribers desire to increase the number of Additional Units to be purchased in the event of an over-allotment option from 15,000 Additional Units to 25,000 Additional Units; and

WHEREAS, the Company and the Subscribers desire to further amend and restate the Second Amended and Restated Agreement by entering into this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Subscribers hereby agree as follows:

1.     Agreement to Subscribe

1.1.	Purchase and Issuance of the Units.

1.1.1.	Upon the terms and subject to the conditions of this Agreement, the Subscribers hereby agree to purchase from the Company, and the Company hereby agrees to sell to the Subscribers, on the initial Closing Date (as defined below) the Initial Units in consideration of the payment of the Initial Purchase Price (as defined below) in accordance with Schedule A. On the initial Closing Date, or within a reasonable time after the initial Closing Date, but in no event later than thirty (30) days after the initial Closing Date, the Company shall deliver to the Subscribers the certificates representing the Securities purchased.

1.1.2.	Subscribers hereby agree to purchase up to an additional 25,000 Additional Units at $10.00 per Additional Unit for a purchase price of up to $250,000 in accordance with Schedule A. The purchase and issuance of the Additional Units shall occur only in the event that the Over-Allotment Option is exercised in full or in part. The total number of Additional Units to be purchased hereunder shall be in the same proportion as the proportion of the Over-Allotment Option that is exercised. Each purchase of Additional Units shall occur simultaneously with the consummation of any portion of the Over-Allotment Option.

1.2.	Purchase Price.

1.2.1.	As payment in full for the Initial Units being purchased under this Agreement, each Subscriber shall pay their respective purchase price set forth on Schedule A, which shall amount to an aggregate purchase price of $1,000,000 (the “Initial Purchase Price”), by wire transfer of immediately available funds or by such other method as may be reasonably acceptable to the Company, to the trust account (the “Trust Account”) at a financial institution to be chosen by the Company, maintained by Continental Stock Transfer & Trust Company, acting as trustee (“Continental”), on the Closing Date of the IPO.

1.2.2.	As payment in full for the Additional Units being purchased under this Agreement, the Subscribers shall pay $10.00 per Additional Unit being purchased in accordance with Schedule A by wire transfer of immediately available funds or by such other method as may be reasonably acceptable to the Company, to the Trust Account at a financial institution to be chosen by the Company, maintained by Continental, on the Closing Date of the Over-Allotment Option.

1.3.    Closings. The closing of the purchase and sale of the Initial Units shall take place simultaneously with the closing of the IPO and the closing of the purchase and sale of Additional Units shall take place simultaneously with the closing of the Over-Allotment Option (each a “Closing Date”). The closing of the purchase and sale of the Units shall take place at the offices of Holland & Knight LLP, 31 W 52nd St., New York, New York, 10019, or such other place as may be agreed upon by the parties hereto.

1.4    Termination. This Agreement and each of the obligations of the undersigned shall be null and void and without effect if a Closing does not occur prior to June 30, 2017.

2.     Representations and Warranties of Subscribers

Subscribers each represent and warrant to the Company that:

2.1.    No Government Recommendation or Approval.  Subscriber understands that no federal or state agency has passed upon or made any recommendation or endorsement of the Company or the Offering of the Securities.

2.2.    Accredited Investor. Subscriber represents that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and acknowledges that the sale contemplated hereby is being made in reliance, among other things, on a private placement exemption to “accredited investors” under the Securities Act and similar exemptions under state law.

2.3.    Intent. Subscriber is purchasing the Securities solely for investment purposes, for such Subscriber’s own account and not with a view to the distribution thereof and Subscriber has no present arrangement to sell the Securities to or through any person or entity. Subscriber shall not engage in hedging transactions with regard to the Securities unless in compliance with the Securities Act.

2.4.    Restrictions on Transfer.  Subscriber acknowledges and understands the Units are being offered in a transaction not involving a public offering in the United States within the meaning of the Securities Act.  The Securities have not been registered under the Securities Act and, if in the future Subscriber decides to offer, resell, pledge or otherwise transfer the Securities, such Securities may be offered, resold, pledged or otherwise transferred only (A) pursuant to an effective registration statement filed under the Securities Act, (B) pursuant to an exemption from registration under Rule 144 promulgated under the Securities Act, if available, or (C) pursuant to any other available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state or any other jurisdiction. Notwithstanding the foregoing, Subscriber acknowledges and understands the Securities are subject to transfer restrictions as described in Section 5 hereof. Subscriber agrees that if any transfer of its Securities or any interest therein is proposed to be made, as a condition precedent to any such transfer, Subscriber may be required to deliver to the Company an opinion of counsel satisfactory to the Company with respect to such transfer. Absent registration or another available exemption from registration, Subscriber agrees it will not resell the Securities (unless otherwise permitted herein, as described in the Registration Statement).  Subscriber further acknowledges that because the Company is a shell company, Rule 144 may not be available to Subscriber for the resale of the Securities until the one year anniversary following consummation of the initial Business Combination of the Company, despite technical compliance with the requirements of Rule 144 and the release or waiver of any contractual transfer restrictions.

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2.5.  Sophisticated Investor.

 (i)  Subscriber is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Securities.

 (ii) Subscriber is aware that an investment in the Securities is highly speculative and subject to substantial risks because, among other things, the Securities are subject to transfer restrictions and have not been registered under the Securities Act and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Subscriber is able to bear the economic risk of its investment in the Securities for an indefinite period of time.

2.6.   Independent Investigation.  Subscriber, in making the decision to purchase the Units, has relied upon an independent investigation of the Company and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances from the Company, its officers, directors or employees or any other representatives or agents of the Company, other than as set forth in this Agreement. Subscriber is familiar with the business, operations and financial condition of the Company and has had an opportunity to ask questions of, and receive answers from the Company’s officers and directors concerning the Company and the terms and conditions of the offering of the Units and has had full access to such other information concerning the Company as Subscriber has requested. Subscriber confirms that all documents that it has requested have been made available and that Subscriber has been supplied with all of the additional information concerning this investment which Subscriber has requested.

2.7   Organization and Authority.  Subscriber is duly organized, validly existing and in good standing under the laws of the State of Delaware (or New York or Texas, as applicable to the particular Subscriber listed on Schedule A hereto) and it possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement.

2.8.  Authority. This Agreement has been validly authorized, executed and delivered by Subscriber and is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally.

2.9.  No Conflicts. The execution, delivery and performance of this Agreement and the consummation by Subscriber of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) Subscriber's charter documents, (ii) any agreement or instrument to which Subscriber is a party or (iii) any law, statute, rule or regulation to which Subscriber is subject, or any agreement, order, judgment or decree to which Subscriber is subject except as would not have a material adverse effect on Subscriber’s purchase hereunder.

2.10.  No Legal Advice from Company.  Subscriber acknowledges it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement and the other agreements entered into between the parties hereto with Subscriber’s own legal counsel and investment and tax advisors.  Except for any statements or representations of the Company made in this Agreement and the other agreements entered into between the parties hereto, Subscriber is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

2.11.  Reliance on Representations and Warranties.  Subscriber understands the Units are being offered and sold to Subscriber in reliance on exemptions from the registration requirements under the Securities Act, and analogous provisions in the laws and regulations of various states, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Subscriber set forth in this Agreement in order to determine the applicability of such provisions.

2.12.  No General Solicitation.  Subscriber is not subscribing for the Units as a result of or subsequent to any general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting or in a registration statement with respect to the IPO filed with the Securities and Exchange Commission (“SEC”).

2.13.  Legend.  Subscriber acknowledges and agrees the certificates evidencing each of the Securities shall bear a restrictive legend (the “Legend”), in form and substance substantially as set forth in Section 4 hereof.

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3.    Representations, Warranties and Covenants of the Company

The Company represents and warrants to, and agrees with, each Subscriber that:

3.1.    Valid Issuance of Capital Stock. The total number of shares of all classes of capital stock which the Company has authority to issue is 35,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, $0.0001 par value per share (“Preferred Stock”). As of the date hereof, the Company has issued and outstanding 2,875,000 shares of Common Stock (of which up to 375,000 shares are subject to forfeiture as described in the Registration Statement) and no shares of Preferred Stock. All of the issued shares of capital stock of the Company have been duly authorized, validly issued, and are fully paid and non-assessable.

3.2     Title to Securities.  Upon issuance in accordance with, and payment pursuant to, the terms hereof and that certain warrant agreement to be entered into between the Company and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent (the “Warrant Agreement”) and that certain rights agreement to be entered into between the Company and Continental, as rights agent (the “Rights Agreement”), as the case may be, each of the Units, Placement Shares, Placement Warrants, Placement Rights, Warrant Shares and Rights Shares will be duly and validly issued, fully paid and non-assessable. On the date of issuance of the Units, the Warrant Shares and the Rights Shares shall have been reserved for issuance. Upon issuance in accordance with, and payment pursuant to, the terms hereof, the Warrant Agreement and the Rights Agreement, as the case may be, Subscriber will have or receive good title to the Units, Placement Shares, Placement Warrants and Placement Rights, free and clear of all liens, claims and encumbrances of any kind, other than (i) transfer restrictions hereunder and (ii) transfer restrictions under federal and state securities laws.

3.3.    Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and assets and to carry on its business as now being conducted.

3.4.    Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Securities in accordance with the terms hereof, (ii) the execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (iii) this Agreement constitutes valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

3.5.    No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not (i) result in a violation of the Company’s certificate of incorporation or by-laws, (ii) conflict with, or constitute a default under any agreement or instrument to which the Company is a party or (iii) any law, statute, rule or regulation to which the Company is subject or any agreement, order, judgment or decree to which the Company is subject. Other than any SEC or state securities filings which may be required to be made by the Company subsequent to the Closing, and any registration statement which may be filed pursuant thereto, the Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or self-regulatory entity in order for it to perform any of its obligations under this Agreement or issue the Units, Placement Shares, Placement Warrants, Placement Rights, Warrant Shares, or Rights Shares in accordance with the terms hereof.

4.    Legends

4.1.    Legend. The Company will issue the Units, Placement Shares, Placement Warrants and Placement Rights, and when issued, the Warrant Shares and the Rights Shares, purchased by the Subscriber in the name of the Subscriber. The Securities will bear the following Legend and appropriate “stop transfer” instructions:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THIS CORPORATION, IS AVAILABLE.”

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“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO LOCKUP PURSUANT TO A THIRD AMENDED AND RESTATED UNIT PURCHASE AGREEMENT BY AND BETWEEN KBL MERGER CORP. IV AND THE PURCHASERS SET FORTH ON SCHEDULE A THERETO, AND MAY ONLY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED DURING THE TERM OF THE LOCKUP PURSUANT TO THE TERMS SET FORTH IN THE THIRD AMENDED AND RESTATED UNIT PURCHASE AGREEMENT.”

4.2.    Subscriber’s Compliance. Nothing in this Section 4 shall affect in any way Subscriber’s obligations and agreements to comply with all applicable securities laws upon resale of the Securities.

4.3.    Company’s Refusal to Register Transfer of the Securities.  The Company shall refuse to register any transfer of the Securities, if in the sole judgment of the Company such purported transfer would not be made (i) pursuant to an effective registration statement filed under the Securities Act, or pursuant to an available exemption from the registration requirements of the Securities Act and (ii) in compliance herewith.

4.4     Registration Rights. Subscriber will be entitled to certain registration rights which will be governed by a registration rights agreement (“Registration Rights Agreement”) to be entered into between, among others, Subscriber and the Company, on or prior to the effective date of the Registration Statement; provided, however, that the Subscriber may not exercise its demand and “piggy back” registration rights pursuant to such Registration Rights Agreement after five (5) and seven (7) years after the effective date of the Registration Statement, respectively, and the Subscriber may not exercise its demand registration rights thereunder more than one time.

5.    Lockup.

The Subscriber acknowledges and agrees that the Units, the Placement Shares, the Placement Warrants, the Placement Rights, the Warrant Shares and Rights Shares shall not be transferable, saleable or assignable until 30 days after the consummation of a Business Combination, except to permitted transferees. The Units, the Placement Shares, the Placement Warrants, the Placement Rights, the Warrant Shares and the Rights Shares will be deemed compensation by the Financial Industry Regulatory Authority (“FINRA”) and will therefore be subject to lock-up for a period of 180 days immediately following the date of effectiveness of the Registration Statement or commencement of sales of the IPO, subject to certain limited exceptions, pursuant to Rule 5110(g)(1) of the FINRA Manual. Accordingly, the Units, the Placement Shares, the Placement Warrants, the Placement Rights, the Warrant Shares and the Rights Shares may not be sold, transferred, assigned, pledged or hypothecated for 180 days immediately following the effective date of the Registration Statement except to any underwriter or selected dealer participating in the IPO and the bona fide officers or partners of the Subscriber and any such participating underwriter or selected dealer nor may they be the subject of any hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person during such 180-day period.

6.    Waiver of Liquidation Distributions.

In connection with the Securities purchased pursuant to this Agreement, Subscriber hereby waives any and all right, title, interest or claim of any kind in or to any distributions of the amounts in the Trust Account with respect to the Securities, whether (i) in connection with the exercise of redemption rights if the Company consummates the Business Combination, (ii) in connection with any tender offer conducted by the Company prior to a Business Combination or (iii) upon the Company’s redemption of shares of Common Stock sold in the Company’s IPO upon the Company’s failure to timely complete the Business Combination.  In the event Subscriber purchases shares of Common Stock in the IPO or in the aftermarket, any additional shares so purchased shall be eligible to receive the redemption value of such shares of Common Stock upon the same terms offered to all other purchasers of Common Stock in the IPO in the event the Company fails to consummate the Business Combination.

7.    Termination of Placement Warrants and Placement Rights.

7.1.    Failure to Consummate Business Combination. The Placement Warrants and Placement Rights shall be terminated upon the dissolution of the Company or in the event that the Company does not consummate the Business Combination within 18 months from the consummation of the IPO, or 21 months from the consummation of the IPO if the Company has an executed letter of intent, agreement in principle or definitive agreement for an initial business combination within 18 months from the closing of the IPO, but has not completed the initial business combination within such 18-month period, or unless otherwise extended by the Company.

7.2.    Termination of Rights as Holder. If the Placement Warrants and Placement Rights are terminated in accordance with Section 7.1, then after such time Subscriber (or successor in interest) shall no longer have any rights as a holder of such Placement Warrants and Placement Rights and the Company shall take such action as is appropriate to cancel such Placement Warrants and Placement Rights. Subscriber hereby irrevocably grants the Company a limited power of attorney for the purpose of effectuating the foregoing and agrees to take any and all measures reasonably requested by the Company necessary to effect the foregoing.

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8.    Rescission Right Waiver and Indemnification.

8.1.    Subscriber understands and acknowledges an exemption from the registration requirements of the Securities Act requires there be no general solicitation of purchasers of the Units. In this regard, if the IPO were deemed to be a general solicitation with respect to the Units, the offer and sale of such Units may not be exempt from registration and, if not, Subscriber may have a right to rescind its purchase of the Units. In order to facilitate the completion of the Offering and in order to protect the Company, its stockholders and the amounts in the Trust Account from claims that may adversely affect the Company or the interests of its stockholders, Subscriber hereby agrees to waive, to the maximum extent permitted by applicable law, any claims, right to sue or rights in law or arbitration, as the case may be, to seek rescission of its purchase of the Units. Subscriber acknowledges and agrees this waiver is being made in order to induce the Company to sell the Units to the Subscriber. Subscriber agrees the foregoing waiver of rescission rights shall apply to any and all known or unknown actions, causes of action, suits, claims or proceedings (collectively, “Claims”) and related losses, costs, penalties, fees, liabilities and damages, whether compensatory, consequential or exemplary, and expenses in connection therewith, including reasonable attorneys’ and expert witness fees and disbursements and all other expenses reasonably incurred in investigating, preparing or defending against any Claims, whether pending or threatened, in connection with any present or future actual or asserted right to rescind the purchase of the Units hereunder or relating to the purchase of the Units and the transactions contemplated hereby.

8.2.   Subscriber agrees not to seek recourse against the Trust Account for any reason whatsoever in connection with its purchase of the Units or any Claim that may arise now or in the future relating to the purchase of the Units.

8.3.    Subscriber acknowledges and agrees that the stockholders of the Company are and shall be third-party beneficiaries of this Section 8.

8.4.    Subscriber agrees that to the extent any waiver of rights under this Section 8 is ineffective as a matter of law, Subscriber has offered such waiver for the benefit of the Company as an equitable right that shall survive any statutory disqualification or bar that applies to a legal right. Subscriber acknowledges the receipt and sufficiency of consideration received from the Company hereunder in this regard.

9.    Terms of the Units and Underlying Securities

9.1. The Units and their component parts are substantially identical to the units to be offered in the IPO except that: (i) the Units and component parts will be subject to transfer restrictions, except in limited circumstances, until 30 days following the consummation of the Business Combination, (ii) the Placement Warrants will be non-redeemable so long as they are held by the initial holder thereof (or any of its permitted transferees), and may be exercisable on a “cashless” basis if held by Subscriber or its permitted transferees and (iii) the Units and component parts are being purchased pursuant to an exemption from the registration requirements of the Securities Act and will become freely tradable only after the expiration of the lockup described above in clause (i) and they are registered pursuant to the Registration Rights Agreement to be signed on or before the date of the Prospectus or an exemption from registration is available. Additionally, so long as the Placement Warrants are held by the Subscriber or its designees, they will not be permitted to exercise such Placement Warrants after the five year anniversary of the effective date of the Registration Statement.

10.   Governing Law; Jurisdiction; Waiver of Jury Trial

This Agreement shall be governed by and construed in accordance with the laws of the State of New York for agreements made and to be wholly performed within such state. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

11.   Assignment; Entire Agreement; Amendment

11.1.  Assignment. Neither this Agreement nor any rights hereunder may be assigned by any party to any other person other than by Subscriber to a person agreeing to be bound by the terms hereof, including the waiver contained in Section 8 hereof.

11.2.  Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

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11.3.  Amendment. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

11.4.  Binding upon Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns.

12.   Notices

12.1   Notices. Unless otherwise provided herein, any notice or other communication to a party hereunder shall be sufficiently given if in writing and personally delivered or sent by facsimile or other electronic transmission with copy sent in another manner herein provided or sent by courier (which for all purposes of this Agreement shall include Federal Express or other recognized overnight courier) or mailed to said party by certified mail, return receipt requested, at such address or electronic mail address, as applicable, as either may designate for itself in such notice to the other.  Communications shall be deemed to have been received when delivered personally, on the scheduled arrival date when sent by next day or 2nd-day courier service, or if sent by facsimile upon receipt of confirmation of transmittal or, if sent by mail, then three days after deposit in the mail. If given by electronic transmission, such notice shall be deemed to be delivered (a) if by electronic mail, when directed to an electronic mail address at which the party has consented to receive notice; (b) if by a posting on an electronic network together with separate notice to the party of such specific posting, upon the later of (1) such posting and (2) the giving of such separate notice; and (c) if by any other form of electronic transmission, when directed to the party.

13.   Counterparts

This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

14.   Survival; Severability

14.1.  Survival. The representations, warranties, covenants and agreements of the parties hereto shall survive each Closing Date.

14.2. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

15.  Headings.

The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

[Signature Pages Follow]

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This subscription is accepted by the Company as of the date first written above.

KBL MERGER CORP. IV

By:	/s/ Marlene Krauss, M.D.
Name: Marlene Krauss, M.D.
Title: Chief Executive Officer

Accepted and agreed on the date hereof:

SUBSCRIBERS: LADENBURG THALMANN & CO. INC.

By:	/s/ Steven Kaplan
Name: Steven Kaplan
Title: Head of Capital Markets

B. RILEY & CO., LLC

By:	/s/ Jon Merriman
Name: Jon Merriman
Title: Head of Capital Markets

FBR CAPITAL MARKETS & CO.

By:	/s/ Patrice McNicoll
Name: Patrice McNicoll
Title: Co-Head of Capital Markets
CHARDAN CAPITAL MARKETS, LLC

By:	/s/ Jonas Grossman
Name: Jonas Grossman
Title: President
I-BANKERS SECURITIES, INC.

By:	/s/ Shelley Leonard
Name: Shelley Leonard
Title: President

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SCHEDULE A

Subscriber	Number of Units	Purchase Price

Ladenburg Thalmann & Co. Inc.	45,650 (or 57,062 if the Over-Allotment Option is exercised in full)	$456,500 (or $570,620 if the Over-Allotment Option is exercised in full)
B. Riley & Co., LLC	22,830 (or 28,538 if the Over-Allotment Option is exercised in full)	$228,300 (or $285,380 if the Over-Allotment Option is exercised in full)
FBR Capital Markets & Co.	22,830 (or 28,538 if the Over-Allotment Option is exercised in full)	$228,300 (or $285,380 if the Over-Allotment Option is exercised in full)
Chardan Capital Markets, LLC	4,345 (or 5,431 if the Over-Allotment Option is exercised in full)	$43,450 (or $54,310 if the Over-Allotment Option is exercised in full)
I-Bankers Securities, Inc.	4,345 (or 5,431 if the Over-Allotment Option is exercised in full)	$43,450 (or $54,310 if the Over-Allotment Option is exercised in full)

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